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                                                                    EXHIBIT 99.1




                            SEQUOIA MORTGAGE TRUST 1,
                                                                          ISSUER

                                       AND

                           FIRST UNION NATIONAL BANK,
                                                               INDENTURE TRUSTEE

                                   -----------


                          FIRST SUPPLEMENTAL INDENTURE

                          DATED AS OF NOVEMBER 1, 1998

                                       TO

                                    INDENTURE

                            DATED AS OF JUNE 1, 1997


                                 ---------------



              CLASS A-1 AND CLASS A-2 COLLATERALIZED MORTGAGE BONDS



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        FIRST SUPPLEMENTAL INDENTURE, dated as of November 1, 1998, to
INDENTURE, dated as of June 1, 1997, between SEQUOIA MORTGAGE TRUST 1, a Delaware statutory business trust, (the "Issuer"), and FIRST UNION NATIONAL BANK, a national banking association (the "Indenture Trustee").

                        PURPOSE OF SUPPLEMENTAL INDENTURE

        Pursuant to the requirements of Section 9.01 of the Indenture with respect to entering into a supplemental indenture without consent of the bondholders, the Issuer has requested by an Issuer Order seeking consent of the Indenture Trustee and MBIA INSURANCE CORPORATION (the "Insurer"), that the Issuer and Indenture Trustee enter into this First Supplemental Indenture for the purpose of making revisions to the redemption provisions of Article X by replacement of Article X in its entirety with the form attached hereto as Exhibit A, such supplemental indenture to make said revision by this method being provided for in Section 9.01 of the Indenture. The Issuer has represented in the Issuer Order, as required by Section 9.01 of the Indenture, that such corrections shall neither adversely affect the interests of the Holders of the Bonds nor violate the terms of the Trust Indenture Act of 1939.

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplemental Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first written above.

                                        SEQUOIA MORTGAGE TRUST 1

                                        By: REDWOOD TRUST, INC., as Manager



                                        By: /s/ VICKIE L. RATH
                                           -------------------------------------
                                           Name: Vickie L. Rath
                                           Title: Vice President, Secretary,
                                                  Treasurer and Chief Financial
                                                  Officer

                                        FIRST UNION NATIONAL BANK, not in its
                                        individual capacity but solely as
                                        Indenture Trustee



                                        By: /s/ PABLO DE LA CANAL
                                           -------------------------------------
                                           Name: Pablo De La Canal
                                           Title: Vice President



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                                                                       EXHIBIT A




                                    ARTICLE X

                               REDEMPTION OF BONDS

SECTION 10.01. REDEMPTION.

        (a) The Bonds shall not be subject to special redemption.

        (b) The Bonds shall be subject to redemption by the issuer, in whole but not in part, at the option of the Issuer, on any Payment Date on or after the earlier of (i) seven years after the Closing Date and (ii) the Payment Date after which the Pool Principal Balance with respect to such Payment Date, is 35% or less than the Initial Pool Principal Balance, on the terms and conditions specified in this subsection (b) at the Redemption Price plus all amounts due to MBIA pursuant to the Insurance Agreement. If the Issuer elects to so redeem the Bonds, it shall, no later than 30 days prior to the Payment Date selected for such redemption, deliver notice of such election to the Trustee and MBIA and either (a) deposit in the Distribution Account the Redemption Price therefor plus all amounts due to MBIA pursuant to the Insurance Agreement (collectively, the "Redemption Amount") or (b) state in such notice that the Redemption Amount will be deposited in the Distribution Account not later than 10:00 a.m., New York City time, on the applicable Redemption Date.

        (c) The Bonds will be subject to mandatory redemption and retirement by the Issuer at the Redemption Price in the event that the Master Servicer or MBIA exercises its option to purchase all of the remaining Pledged Mortgages. Such option may be exercised by the Master Servicer (or if the Master Servicer fails to exercise such option, by MBIA) on any Payment Date after the Payment Date with respect to which the Pool Principal Balance is equal to 10% or less of the Initial Pool Principal Balance. To exercise such option, the Master Servicer or MBIA, as the case may be, must solicit and turn over to the Trustee at least three bids or the remaining Pledged Mortgages each from a Person that is not an affiliate of the Master Servicer or MBIA. The Trustee shall accept the highest such bid submitted provided, further, that the price to be paid for the remaining Pledged Mortgages shall not be less than the Redemption Price, plus all amounts due to MBIA pursuant to the Insurance Agreement and plus all other amounts due by the Issuer to, the Trustee, the Master Servicer, Redwood and plus the amount of any other claims against the Issuer then outstanding, regardless of whether said claims are enforceable in a court of law or equity. In addition, in order to exercise the option to purchase the remaining Pledged Mortgages, in the manner set



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forth above, prior to soliciting such bids, the Master Servicer or MBIA shall provide the Issuer with notice 90 days' prior to their exercise of such options.

        (d) In effecting any redemption pursuant to subsection (b), concurrent with the notice provided for therein, the Issuer shall deliver an Issuer Order directing the Trustee to effect such redemption, any certification and opinion required pursuant to Section 11.01 and a form of redemption notice. All Bonds so redeemed shall be due and payable on such Redemption Date upon the giving of the notice thereof required by Section 10.02.

        (e) If the Issuer elects to retain and resell the Bonds, other than to an affiliate, following any redemption pursuant to subsection (b) of this
Section 10.01, the Issuer shall be required to provide, as a condition precedent to such sale, the opinion set forth in Section 2.12(c) with such modifications thereto as shall be acceptable to MBIA provided that no MBIA Default shall have occurred and be continuing.

SECTION 10.02. FORM OF REDEMPTION NOTICE.

        Notice of redemption shall be given by the Trustee in the name and at the expense of the Issuer by first class mail, postage prepaid, mailed not less than thirty days prior to the applicable Redemption Date (but in no event prior to the date on which the Redemption Amount with respect to the Bonds to be redeemed pursuant to Section 10.01 has been deposited in the Distribution Account or the date on which the notice of such deposit referred to in Section
10.01 has been received by the Trustee) to MBIA and each Holder of Bonds to be redeemed, such Holders being determined as of the Record Date with respect to the Payment Date on which such redemption is to occur.

        All notices of redemption shall state:

               (1) the Redemption Date; and

               (2) the fact of such payment in full or notice that payment shall be made by 10:00 a.m., New York City time, on the Redemption Date and the place where such Bonds are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02). Failure to give notice of redemption, or any defect therein, to any Holder of any Bond selected for redemption shall not impair or affect the validity of the redemption of any other Bond.

SECTION 10.03. BONDS PAYABLE ON REDEMPTION DATE.

        Notice of redemption having been given as provided in Section 10.02, the Bonds or portions thereof so to be redeemed shall, on the applicable Redemption Date,



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become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price or elect not to retire the Bonds so redeemed, as provided in Section 10.04) no interest shall accrue on such Redemption Price for any period after the last day preceding the day on which such Redemption Date occurs.

SECTION 10.04. RETENTION OF BONDS BY ISSUER.

        In the event that the Issuer effects a redemption of the Bonds in accordance with the provisions of Section 10.01(b), it may elect to cause the Bonds to remain Outstanding and not release the lien of the Indenture with respect to the Trust Estate securing such Bonds or terminate such Bonds. If the Issuer so elects, the Bonds shall not merge with the security therefor, but shall remain validly Outstanding, subject to the following paragraph and Section 10.01(e).

        Notwithstanding the foregoing, no redemption of any Bond shall be permitted without retiring it and no sale of previously redeemed Bonds may be made by the Issuer unless the Issuer shall have delivered to the Trustee and MBIA, provided an MBIA Default has not occurred and is continuing, an Opinion of Counsel that such redemption without retirement or sale, as the case may be, does not violate any provision of the TIA or other applicable law.